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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 August 1, 2003
                                   ----------

                Date of Report (Date of earliest event reported)


                           MEXICAN RESTAURANTS, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Texas                    000-28234                  76-0493269
          -------                 -------------              --------------
(State of Organization)      (Commission File Number)        (IRS Employer
                                                            Identification No.)

                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

         On August 1, 2003, Mexican Restaurants, Inc. (the "Company") announced by press release that it has received notice from the Nasdaq Listing Qualifications Staff that the minimum market value of its publicly held shares of common stock presently fails to comply with the minimum market value required for continued listing on the Nasdaq National Market as set forth in Marketplace Rule 4450(a)(2).

         A copy of the Company's press release is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

        (c) Exhibit:

            99.1 Press release of Mexican Restaurants, Inc., dated August 1, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEXICAN RESTAURANTS, INC.



                                     By: /s/ Andrew J. Dennard
                                     --------------------------------------
                                     Name: Andrew J. Dennard
                                     Title: Vice President, Chief Financial
                                     Officer, Treasurer and Corporate
                                     Secretary



Date:  August 4, 2003

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                                 EXHIBIT INDEX


  EXHITIT
     NO.             DESCRIPTION
------------         -------------------
    99.1             Press release of Mexican Restaurants, Inc.
                     dated August 1, 2003